                                                                       Exhibit 6

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of June 28, 2001, by and among JLM Industries, Inc., a Delaware corporation (the "COMPANY"), each of the investors listed on the signature pages hereto as an investor (each an "INVESTOR" and collectively, the "INVESTORS") and each of the warrant holders listed on the signature page hereto as a warrant holder (each a "WARRANT HOLDER" and collectively, the "WARRANT HOLDERS").

                  WHEREAS, the Company is issuing and selling to the Investors and the Investors are purchasing from the Company, pursuant to that certain Purchase Agreement, dated as of June 7, 2001 (the "PURCHASE AGREEMENT"), by and among the Company and the Investors, an aggregate of 2,173,913 shares of the Company's Common Stock (as defined below) for an aggregate purchase price of $2,499,999.95;

                  WHEREAS, the Company has also issued to the Warrant Holders warrants (the "WARRANTS") to purchase an aggregate of up to 675,000 shares of Common Stock (the "WARRANT SHARES");

                  WHEREAS, the Company desires to grant registration rights as set forth herein with respect to the shares of Common Stock being purchased under the Purchase Agreement; and

                  WHEREAS, the Company desires to grant registration rights as set forth herein with respect to the shares of Common Stock issuable upon exercise of the Warrants.

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions contained herein, the sufficiency of which is hereby acknowledged, the Company, the Investors and the Warrant Holders hereby agree as follows:

                  1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                           "AFFILIATE" means, with respect to any Person, any
other Person that directly or indirectly controls or is controlled by or under common control with such Person. For purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "AFFILIATED," "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                           "BLACKOUT PERIOD" shall have the meaning set forth in
Section 3(n).

                           "BOARD" shall have the meaning set forth in Section
3(n).

                           "BUSINESS DAY" means any day except Saturday, Sunday
and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

                           "CLOSING" shall have the meaning set forth in the
Purchase Agreement.

                           "COMMISSION" means the Securities and Exchange
Commission.

                           "COMMON STOCK" means the Company's Common Stock, par
value $.01 per share.

                           "EFFECTIVENESS DATE" means the 180th day following
the date of the Closing.

                           "EFFECTIVENESS PERIOD" shall have the meaning set
forth in Section 2.

                           "EVENT" shall have the meaning set forth in Section
8(e).

                           "EXCHANGE ACT" means the Securities Exchange Act of
1934, as amended.

                           "FILING DATE" means the 30th calendar day following
the Closing Date.

                           "HOLDER" or "HOLDERS" means the holder or holders, as
the case may be, from time to time of Registrable Securities.

                           "HOLDERS' REPRESENTATIVE" shall mean Phoenix
Enterprises LLC.

                           "INDEMNIFIED PARTY" shall have the meaning set forth
in Section 6(c).

                           "INDEMNIFYING PARTY" shall have the meaning set forth
in Section 6(c).

                           "LOSSES" shall have the meaning set forth in Section
6(a).

                           "PERSON" means an individual or a corporation,
partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                           "PROCEEDING" means an action, claim, suit,
investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                           "PROSPECTUS" means the prospectus included in the
Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the

Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                           "REGISTRABLE SECURITIES" means (i) the Common Stock
issued to the Investors pursuant to the Purchase Agreement, (ii) the shares of Common Stock issuable to the Warrant Holders upon exercise of the Warrants, and
(iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the foregoing (i) and (ii).

                           "REGISTRATION STATEMENT" means the registration
statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                           "RULE 144" means Rule 144 promulgated by the
Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                           "RULE 158" means Rule 158 promulgated by the
Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                           "RULE 415" means Rule 415 promulgated by the
Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                           "SECURITIES ACT" means the Securities Act of 1933, as
amended.

                           "SPECIAL COUNSEL" means Baer Marks & Upham LLP,
counsel to the Holders.

                  2. REGISTRATION RIGHTS. The Company shall prepare and file with the Commission, on or prior to the Filing Date, a "shelf" registration statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such shelf registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate Form in accordance herewith).

                  The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all of the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) or any successor provision as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "EFFECTIVENESS PERIOD"). If the Company is notified orally or in writing by the Commission that the Commission has no comments with respect to the Registration Statement (the "COMMISSION NOTICE"), the Company shall use its best efforts to cause the Registration Statement to be declared effective no later than five (5) business days after receipt of the Commission Notice. If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Warrants are exercisable exceeds the number of shares of Common Stock initially registered in respect of the Warrant Shares based upon the computation on the Closing Date or the Filing Date, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than thirty (30) days after filing.

                  If, during the three (3) year period immediately following the Effectiveness Period, any of the Registrable Securities have not been sold pursuant to the shelf registration statement contemplated in the two preceding paragraphs and such Registrable Securities may not be sold without any restriction pursuant to the Securities Act or the rules and regulations promulgated thereunder (by virtue of the fact that such person may be deemed to be an "affiliate" of the Company), then Holders of a then majority in interest of outstanding Registrable Securities may exercise one (1) demand registration right with respect thereto by delivering to the Company a written notice (a "DEMAND REGISTRATION NOTICE") informing the Company of such exercise and specifying the number of Registrable Securities to be offered by such Holder. Upon receipt of a Demand Registration Notice, the Company will notify all other Holders of Registrable Securities and cause to be filed with the Commission as soon as reasonably practicable after receiving the Demand Registration Notice (but in no event later than thirty (30) days after the receipt of such notice) a new registration statement and related prospectus (a "NEW REGISTRATION STATEMENT") that complies as to Form in all material respects with applicable Commission rules providing for the sale by all such Holders of then outstanding Registrable Securities, and agrees to use its best efforts to cause such new Registration Statement to be declared effective by the Commission as soon as practicable.

                  3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

                        (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate Form in accordance herewith) and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than ten
(10) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holders and Special Counsel, copies of all such documents proposed to be filed and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Holder may reasonably propose and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders' Representative or the Special Counsel shall reasonably object in writing within five (5) Business Days of their receipt thereof.

                        (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such amendments in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act;
(iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders' Representative and Special Counsel true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                        (c) Notify the Holders' Representative (and in the case of (c)(i), (iii), (iv) and (v) hereof the Holders) and Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                        (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                        (e) If requested by any Holder of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                        (f) Furnish to each Holder and Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                        (g) Promptly deliver to each Holder and Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each Form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                        (h) Promptly use its reasonable best efforts to register or qualify or cooperate with the selling Holders and Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

                        (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends when sold or transferred pursuant to the Registration Statement, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request within two
(2) Business Days after such request.

                        (j) Upon the occurrence of any event contemplated by
Section 3(c)(v), as promptly as possible, (i) prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) advise the Holders as to when they may resume distribution of the Registrable Securities.

                        (k) Use its best efforts to maintain the listing of the Common Stock on The Nasdaq National Market and cause all Registrable Securities relating to such Registration Statement to be listed on The Nasdaq National Market or any such other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the Common Stock is then listed.

                        (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

                        (m) Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement.

                        (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "BOARD") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend use of a registration statement for a period not to exceed twenty (20) consecutive days, provided that the Company may not suspend its obligation under this Section 3(n) for more than forty-five (45) days in the aggregate during any 12-month period (each, a "BLACKOUT Period"); provided, however, that no such suspension shall be permitted for consecutive twenty (20) day periods, arising out of the same set of facts, circumstances or transactions; and provided further, that if the Company decides to suspend its obligation pursuant to this sentence, it shall give written notice of such suspension to the Holders and Special Counsel to that effect. If the Company shall give notice of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) and 3(c)(v) or of the postponement or suspension of the Registration Statement pursuant to this
Section 3(n), then the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder shall have received (i) the copies of the supplement or amendment to the Registration Statement contemplated by Section 3(j) (if an amended or supplemental prospectus is required) or (ii) the Advice (as defined below) (if no supplement or amendment to the Registration Statement is required).

                        (o) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed.

                  4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq National Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, (C) with respect to filings required to be made under the NASD and the NASD Regulation, Inc. and (D) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders' Representative may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

                  5. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by a Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering must be acceptable to the Holders' Representative, subject to the consent of the Company (which shall not be unreasonably withheld or delayed). Notwithstanding anything else herein to the contrary, such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  No Holder may participate in any underwritten registration hereunder unless such person (i) agrees to sell its Registrable Securities on the basis reasonably provided in any underwriting arrangements agreed to by the Holders' Representative and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents agreed to by the Holders' Representative reasonably required under the terms of such underwriting arrangements.

                  6. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Holder and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any Form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or Form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such Form of Prospectus or in any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders.

                        (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any Form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or Form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such Form of prospectus. Notwithstanding anything to the contrary contained herein, a Holder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                        (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party may assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                        (d) CONTRIBUTION. If a claim for indemnification under
Section 6(a) or 6(b) is unavailable or insufficient to an Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses reasonably incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, none of the Holders shall not be liable or required to contribute under this Section 6(d) for any amount in excess of the net proceeds received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided however, that such written consent was not unreasonably withheld.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                  7. RULE 144. As long as any Holder owns any Registrable Securities, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish such Holders with true and complete copies of all such filings. As long as any Holder owns any Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions referred to in the Purchase Agreement. Upon the written request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

                  8. MISCELLANEOUS. (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement. It is accordingly agreed that the parties shall be entitled to specific performance of the provisions of this Agreement in addition to any other remedy to which any of them may be entitled at law or in equity.

                        (b) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof entered into any agreement that is currently in effect, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

                        (c) NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of its security holders (other than the Holders of Registrable Securities) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

                        (d) PIGGY-BACK REGISTRATIONS. If at any time when there is not an effective Registration Statement covering (i) shares of Common Stock issued pursuant to the Purchase Agreement or (ii) Warrant Shares issuable upon exercise of the Warrants, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will use its best efforts to cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder, to the extent necessary to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration pursuant to this
Section 8(d) (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, subject to Section 2 hereof, the Company shall not be required to register any Registrable Securities pursuant to this Section 8(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter should reasonably object to the inclusion of the Registrable Securities in such registration statement, and reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) if the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement if the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

                        (e) DEFAULT PAYMENT; REDEMPTION. (i) The Company and the Investors agree that the Investors will suffer damages if the Registration Statement is not filed on or prior to the Filing Date, or not declared effective by the Commission on or prior to the Effectiveness Date or not maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Investors further agree that if (i) the Registration Statement is not filed on or prior to the Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date (or in the event an additional Registration Statement is filed because the actual number of shares of Common Stock into which the Warrants are exercisable exceeds the number of shares of Common Stock initially registered and is not filed and declared effective within the time periods set forth in Section 2), or (ii) the Company fails to file with the Commission a request for acceleration within five
(5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period for more than 90 days in the aggregate, without being succeeded within 30 days by a subsequent Registration Statement filed with and declared effective by the Commission or within two (2) calendar days following written notice by a Holder of its intent to sell, or (iv) the Company breaches in a material respect any covenant or other material term or condition to this Agreement, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (v) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "EVENT"), the Company shall promptly (but in no event later than 35 days after such event) pay a default payment for such failure to each Holder an amount equal to 1.5% of such Holder's pro rata share of the purchase price paid by such Holder for all of the shares of Common Stock purchased under the Purchase Agreement and then owned by such Holder on the date of such Event for each 30-day period (or any portion thereof) such Event shall be continuing (the "DEFAULT AMOUNT"). Payments to be made pursuant to this Section 8(e) shall be due and payable in cash or in shares of Common Stock based upon the then Market Price on the due date of each payment. In the event such payment is not made on such respective due date, such Default Payment shall accrue interest at the rate of 15% per annum. For purposes of this Agreement, "MARKET PRICE" shall mean the average of the closing sales prices per share of the Common Stock on The Nasdaq National Market (or such other registered national stock exchange on which the Common Stock is then listed) for the twenty (20) consecutive trading days immediately preceding such measurement date, or if the Common Stock is not listed then on The Nasdaq National Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser (as defined below) selected in good faith by the Holders' Representative; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Market Price shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The Company shall pay all costs and expenses of each Independent Appraiser. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights. For purposes of this Agreement, the term "Independent Appraiser" shall mean an independent investment banking firm or accounting firm of national or regional reputation.

                        (ii) If the Registration Statement has not been declared effective by the first anniversary of the Closing Date, each holder of Registrable Securities shall have the right, subject to Delaware law and then applicable bank restrictions, if any, to cause the

Company to redeem the Registrable Securities held by such holder for a period of 30 calendar days following such first anniversary at a redemption price equal to the higher of (a) 130% of the Purchase Price per Share and (b) the Market Price.

                        (f) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. Each of the Company and the Holders (A) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and if jurisdiction of such Federal courts is not available, the state courts of New York, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement and (B) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or Proceeding is brought in an inconvenient forum or that the venue of the suit, action or Proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or Proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(f) shall affect or limit any right to serve process in any other manner permitted by law.

                        (g) AMENDMENTS AND WAIVERS. Except as provided in
Section 8.3 of the Purchase Agreement, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of any other Holders may be given by Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                        (h) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed to have been given on (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern standard time, on any date and earlier than 11:59 p.m., eastern standard time, on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given, whichever shall first occur. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on the signature page attached hereto, or with respect to the Company, addressed to:

                                   JLM Industries, Inc.
                                   8675 Hidden River Parkway
                                   Tampa, Florida 33637
                                   Attention:  Michael E. Hayes
                                   Facsimile No.:  (813) 632-3315

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to Holland & Knight LLP, Attention: Michael L. Jamieson, Esq., Facsimile No.: (813) 229-0134. Copies of notices to any Holder shall be sent to (i) Baer Marks & Upham LLP, 805 Third Avenue, New York, New York 10022, Attention: Jonathan J. Russo, Esq., Facsimile No.: (212) 702-5941.

                        (i) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Investor may assign its rights hereunder in the manner and to the Persons as permitted hereunder and under the Purchase Agreement.

                        (j) ASSIGNMENT OF REGISTRATION RIGHTS. The rights of each Holder hereunder, including the right to have the Company register for resale the Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company as promptly as possible after such assignment, (ii) the Company is, as promptly as possible after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. Additionally, each Holder shall have the right to assign its rights hereunder to any Affiliate of such Holder without the consent to the Company. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                        (k) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                        (l) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                        (m) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                        (n) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                        (o) HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                        (p) OPINION. Within two (2) business days after any Registration Statement which includes the Registrable Securities is declared effective by the Commission, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the Form attached hereto as EXHIBIT A.

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                      JLM INDUSTRIES, INC.


                                      By: /s/ MICHAEL E. HAYES
                                         ------------------------------
                                           Name:  Michael E. Hayes
                                           Title:  Vice President

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            DARYL LEE SCOT LLC


Number of Shares purchased:                 By: /s/ DONALD TICK
                                                ------------------------------
                                                Name:  Donald Tick
                                                Title:  Partner
195,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            GOREN BROTHERS LIMITED PARTNERSHIP


Number of Shares purchased:                 By: /s/ JAMES GOREN
                                                ------------------------------
                                                Name:  James Goren
                                                Title:  Partner
195,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            MICHAEL G. JESSELSON 4/8/71 TRUST


Number of Shares purchased:                 By: /s/ CLAIRE L. STRAUSS
                                                ------------------------------
                                                Name:  Claire Strauss
                                                Title: Trustee
195,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            MARTIN D. GRUSS JLM GRAT


Number of Shares purchased:                 By: /s/ MARTIN GRUSS
                                                ------------------------------
                                                Name:  Martin Gruss
                                                Title:  Trustee
195,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            MARTIN ROSENMAN


Number of Shares purchased:                 By: /s/ MARTIN ROSENMAN
                                                ------------------------------
                                                Name:  Martin Rosenman
                                                Title:
195,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            PHILIP M. DAMASHEK


Number of Shares purchased:                 By: /s/ PHILIP M. DAMASHEK
                                                ------------------------------
                                                Name:  Philip M. Damashek
                                                Title:
195,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            JAM CAPITAL ASSOC. LLC


Number of Shares purchased:                 By: /s/ LEONARD D. PEARLMAN
                                                ------------------------------
                                                Name:  Leonard D. Pearlman
                                                Title:  Manager
110,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            SACHS INVESTING CO.


Number of Shares purchased:                 By: /s/ MARVIN SACHS
                                                ------------------------------
                                                Name:  Marvin Sachs
                                                Title:  Partner
110,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            STEVEN MITCHELL SACK


Number of Shares purchased:                 By: /s/ STEVEN MITCHELL SACK
                                                ------------------------------
                                                Name:  Steven Mitchell Sack
                                                Title:
105,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            JAMES J. O'DONNELL


Number of Shares purchased:                 By: /s/ JAMES. J. O'DONNELL
                                                ------------------------------
                                                Name:  James J. O'Donnell
                                                Title:
85,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            MOHAMMAD S. RAHMAN


Number of Shares purchased:                 By: /s/ MOHAMMAD S. RAHMAN
                                                ------------------------------
                                                Name:  Mohammad S. Rahman
                                                Title:  Trustee
75,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            EURYCLEIA PARTNERS, L.P.


Number of Shares purchased:                 By: /s/ ALEXANDER P. MARCHESSINI
                                                ------------------------------
                                                Name:  Marchessini & Company,
                                                       General Partner
75,000                                          Title: Alexander P. Marchessini,
                                                       Chairman
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                            INVESTOR:

                                            RAVICH REVOCABLE TRUST


Number of Shares purchased:                 By: /s/ JESS RAVICH
                                                ------------------------------
                                                Name: Jess Ravich
                                                Title:
75,000
                                                Address:
                                                Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           INVESTOR:

                                           ROBERT OPPENHEIMER SASSOWER


Number of Shares purchased:                By: /s/ ROBERT OPPENHEIMER SASSOWER
                                               ---------------------------------
                                               Name: Robert Oppenheimer Sassower
                                               Title:
74,729
                                               Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           INVESTOR:

                                           MARK OPPENHEIMER SASSOWER


Number of Shares purchased:                By: /s/ MARK OPPENHEIMER SASSOWER
                                               ---------------------------------
                                               Name:  Mark Oppenheimer Sassower
                                               Title:
74,728
                                               Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           INVESTOR:

                                           CAROLINE OPPENHEIMER SACK


Number of Shares purchased:                By: /s/ CAROLINE OPPENHEIMER SACK
                                               ---------------------------------
                                               Name:  Caroline Oppenheimer Sack
                                               Title:
74,728
                                               Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           INVESTOR:

                                           EDWARD OPPENHEIMER SASSOWER


Number of Shares purchased:                By: /s/ EDWARD OPPENHEIMER SASSOWER
                                               ---------------------------------
                                               Name: Edward Oppenheimer Sassower
                                               Title:
74,728
                                               Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           INVESTOR:

                                           AUDREY GOLDEN LESSER


Number of Shares purchased:                By: /s/ AUDREY GOLDEN LESSER
                                               ---------------------------------
                                               Name:  Audrey Golden Lesser
                                               Title:
70,000
                                               Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           WARRANT HOLDER:

                                           SUSAN M. SASSOWER


Number of Warrants issued:                 By: /s/ SUSAN M. SASSOWER
                                               ---------------------------------
                                               Name:  Susan M. Sassower
                                               Title:
50,000
                                               Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           WARRANT HOLDER:

                                           ISAAC FUCHS


Number of Warrants issued:                 By: /s/ ISAAC FUCHS
                                               ---------------------------------
                                               Name:  Isaac Fuchs
                                               Title:
50,000 @ $1.43 per share
20,000 @ $1.15 per share                       Address:
                                               Facsimile:

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART EXECUTION PAGE

                  By signing below, the undersigned agrees to the terms of the Registration Rights Agreement.

                                           WARRANT HOLDER:

                                           PHOENIX ENTERPRISES LLC


Number of Warrants issued:                 By: /s/ PHILIP SASSOWER
                                               ---------------------------------
                                               Name:  Philip Sassower
                                               Title:  Chief Executive Officer
200,000 @ $1.43 per share
355,000 @ $1.15 per share                      Address:
                                               Facsimile:

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

EquiServe
150 Royall Street
Canton, Massachusetts  02021
Attention:  Deborah Doughtery

                  Re: JLM INDUSTRIES, INC.

Ladies and Gentlemen:

                  We are counsel to JLM Industries, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the other signatures thereto (the "INVESTORS") pursuant to which the Company issued to the Investors 2,173,913 shares of its common stock, par value $.01 per share (the "COMMON STOCK"), and issued to the warrant holders (the "WARRANT HOLDERS" and, together with the Investors, the "Holders") warrants to purchase up to 675,000 shares of the Common Stock (the "WARRANTS"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2001, the Company filed a Registration Statement on Form (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                     Very truly yours,


                                                     [COMPANY'S COUNSEL]


                                      A-1